UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2022

RPT Realty
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

19 W 44th Street,	Suite 1002
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)

(212) 221-1261
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest, ($0.01 Par Value Per Share)	RPT	New York Stock Exchange
7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest ($0.01 Par Value Per Share)	RPT.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 2, 2022, RPT Realty (the “Trust”) and RPT Realty, L.P. (the “Operating Partnership”), the majority-owned operating partnership of the Trust, entered into amendments to the note purchase agreements governing all of the Operating Partnership’s outstanding senior unsecured notes, including the note purchase agreements filed as exhibits to the most recent Annual Report on Form 10-K filed by the Trust, with the holders of the outstanding notes, with the exception of the note purchase agreement, dated October 8, 2021, by and among the Trust, the Operating Partnership and the purchasers of the notes party thereto (the “2021 Note Purchase Agreement”). These amendments modify certain covenants, including the removal of the restrictions on certain investments covenant and modification to the development activities covenant, increases on the minimum and maximum dollar thresholds included in events of default and modifications to related definitions contained in each of the note purchase agreements to align with the 2021 Note Purchase Agreement.

Copies of the amendments to the note purchase agreements which are exhibits to our most recent Annual Report on Form 10-K are attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4 and 10.5, and the above description of the material terms of such amendments is qualified in its entirety by reference to such exhibits, which are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Third Amendment, dated August 2, 2022, to the $110 Million Note Purchase Agreement, dated June 27, 2013, by RPT Realty, L.P.
10.2	Fourth Amendment, dated August 2, 2022, to the $100 Million Note Purchase Agreement, dated May 28, 2014, by RPT Realty, L.P.
10.3	Third Amendment, dated August 2, 2022, to the $100 Million Note Purchase Agreement, dated September 30, 2015, by RPT Realty, L.P.
10.4	Third Amendment, dated August 2, 2022, to the $75 Million Note Purchase Agreement, dated August 19, 2016, by RPT Realty, L.P.
10.5	Second Amendment, dated August 2, 2022, to the $75 Million Note Purchase Agreement, dated December 21, 2017, by RPT Realty, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPT REALTY

Date:	August 3, 2022	By: /s/ MICHAEL P. FITZMAURICE
Michael P. Fitzmaurice
Executive Vice President and Chief Financial Officer